RESIGNATION, APPOINTMENT AND ACCEPTANCE AGREEMENT
       -------------------------------------------------

    THIS AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (this "Agreement") dated as of October 31, 2000, by and among First Union National Bank (formally known as First Union National Bank of North Carolina), a national banking association and trust company duly organized and existing under the laws of the United States of America (the "Prior Trustee"), Bank One, N.A., a national banking association duly organized and existing under the laws of the United States of America (the "Successor"), and Cooker Restaurant Corporation (the "Company"). This instrument shall be governed by and construed in accordance with the laws of the State of Ohio.

    WHEREAS, the Company issued its $23,000,000 6.75% Convertible
Subordinated Debentures Due 2002 of which $12,533,000 are outstanding (the "Notes"), under an Indenture dated as of October 26, 1992 (the "Indenture"), between the Company and the Prior Trustee; and

    WHEREAS, the Successor following the execution and delivery of this instrument, will cause the notice required pursuant to the Indenture, a form of which is annexed hereto marked as Exhibit A, to be mailed to the registered Holders of the Notes as required by the Indenture; and

    WHEREAS, the Indenture further provides that, if the Trustee shall resign, the Company, by a Resolution of its Board of Directors, shall promptly appoint a successor Trustee; and

    WHEREAS, the Company by a Board Resolution, of its Board of Directors (Exhibit B-1), a true copy of which is annexed to a Certificate of its Secretary annexed hereto as marked Exhibit B, accepted the resignation of First Union National Bank as Trustee, and appointed Bank One, N.A., as successor trustee; and

    WHEREAS, the Prior Trustee desires to resign as Trustee and the Company desires to appoint Successor as successor Trustee under the Indenture, and Successor desires to serve as successor Trustee subject to the terms and conditions of the Indenture and this Agreement; and

    NOW THEREFORE, in consideration of the mutual covenants and agreement herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


        Exhibit 10.28 - Pg. 1



                           ARTICLE I
                           ---------
                          RESIGNATION

    Section 1.01 Resignation of Prior Trustee. Prior Trustee hereby resigns as Trustee under the Indenture and related legal documents; such resignation to become effective immediately prior to the opening of business on the Effective Date (as hereinafter defined). Notwithstanding the resignation of the Prior Trustee as Trustee under the Indenture, the Company shall remain obligated to indemnify the Prior Trustee in accordance with Section 9.05 of the Indenture.

    Section 1.02 Notice of Resignation to Company. The Prior Trustee has given written notice of its desire to resign to the Company pursuant to the Indenture, attached as Exhibit C.

                           ARTICLE II
                           ----------
               APPOINTMENT OF SUCCESSOR TRUSTEE

    Section 2.01 Appointment. The Company hereby appoints Successor to serve as successor Trustee with all the authority, rights and powers which are vested in, and all duties and obligations which are binding on, the Trustee under the Indenture and related documents, effective at the opening of business on the first Business Day following the date upon which Prior Trustee receives a fully executed counterpart of this Agreement (the "Effective Date"). As used herein, Business Day means a day on which banks in the city where the principal corporate trust office of the Successor is located, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

    Section 2.02 Acceptance. Successor is qualified to serve as successor Trustee and hereby accepts the appointment by the Company and agrees to serve as successor Trustee under the Indenture and to perform the duties and obligations of the Trustee under the Indenture, effective at the opening of business on the Effective Date.

    Section 2.03 Vesting of Rights, Powers and Duties. In accordance with the provisions of the Indenture, all rights, powers and duties of the Trustee under the Indenture shall be vested in and undertaken by Successor, effective at the opening of business on the Effective Date.

    Section 2.04 Notice to Holders. Successor agrees to notify all registered Holders of its appointment as successor Trustee in accordance with the terms of the Indenture and in substantially the same form and content as Exhibit A.



        Exhibit 10.28 - Pg. 2



    Section 2.05    Assignment of Powers and Property.    Prior Trustee
hereby confirms, assigns, transfers and sets over to Successor, its successors and assigns in trust under the Indenture, all property, rights, powers, duties, trusts, immunities and obligations of Prior Trustee as Trustee.

    Section 2.06 Further Assurances. Prior Trustee hereby agrees, upon reasonable request of Successor, to execute, acknowledge and deliver such further instruments of transfer and further assurances and to do such other things as may reasonably be required for more fully and certainly vesting and confirming in Successor all the property, rights, powers, duties, trusts, immunities and obligations of Prior Trustee as Trustee under the Indenture and related documents.

    Section 2.07 Conversion. Prior Trustee shall transfer the following items to Successor on or prior to the Effective Date:

    a. Original executed copies of the Indenture, and closing transcripts;

    b. Registered holder lists (including name, address, tax identification number and detailed holdings for each holder) certified to be accurate by the Prior Trustee;

    c.   Note debt service and loan payment records;

    d. Trust account statements for a one-year period preceding the Effective Date;

    e. All securities and moneys held by Prior Trustee pursuant to the Indenture;

    f. All Notices sent to Holders and Company regarding any current or continuing defaults;

    g. All unissued Note inventory or DTC FAST held global certificates; and

    h. Such other documentation as Successor may reasonably require in order to transfer the appointment to it.


                          ARTICLE III
                          -----------
                         MISCELLANEOUS

    Section 3.01 Definitions. Terms not otherwise defined in this Agreement shall have the meanings given thereto in the Indenture.



        Exhibit 10.28 - Pg. 3



    Section 3.02 Compensation. The Company agrees to pay to Successor reasonable compensation for the services it provides as successor Trustee and in such other capacities as to which it may be appointed with respect to the Notes. The Company and Successor may from time to time enter into agreements specifying the amount, or containing provisions for determining the amount, of compensation payable to Successor.

    Section 3.03   Counterparts.   This Agreement may be executed in a
number of counterparts, each of which shall constitute and original, but such counterparts shall together constitute but one and the same instrument.

    Section 3.04   Preservation of Rights.   Except as expressly
provided herein, nothing contained in this Agreement shall in any way affect the obligations or rights of the Company, the Trustee, or any Holder under the Indenture and related documents.

    Section 3.05   Severability.   In the event any provision of this
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof

    Section 3.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Prior Trustee, Successor and their respective successors and assigns.


                          ARTICLE IV
                          ----------
                REPRESENTATIONS AND WARRANTIES

    Section 4.01   Representations and Warranties of the Prior Trustee,

    a. Prior Trustee is a national banking association duly organized and existing under the laws of the United States, is authorized to conduct a general banking business with trust powers and is subject to the supervision of the Comptroller of the Currency of the United States as provided in the National Bank Act.

    b. Prior Trustee has the corporate power and authority to enter into this Agreement. Upon execution and delivery, this Agreement shall constitute a valid and binding obligation of Prior Trustee.

    c. Prior Trustee is a duly appointed, authorized and acting trustee and/or paying agent for the Notes. To the best knowledge of the Prior Trustee, such appointment has been administered by Prior Trustee consistent with the authority granted to it by the governing instrument and by applicable law. The Indenture has not been amended or modified and is in full force and effect except as noted.



        Exhibit 10.28 - Pg. 4


    d. No covenant or condition contained in the Indenture has been waived by the Prior Trustee, or to the best knowledge of the Prior Tr6stee, by the Noteholders of the percentage in aggregate principal amount of the securities required by the Indenture to effect any such waiver.

    e. There is no action, suit or proceeding pending or, to the best knowledge of the Prior Trustee, threatened against the Prior Trustee before any court or governmental authority arising out of any action or omission by the Prior Trustee as Trustee under the Indenture.

    f. Prior Trustee retains continued responsibility for its actions or omissions during its term as Trustee under the Indenture.

    g. To the best of the Prior Trustee's knowledge, no default or Event of Default currently exists under the Indenture except for the following:

         (i) Prior Trustee is in receipt of a notice dated September 19, 2000 from Bank of America that, pursuant to Section
               17.02 of the Indenture, no payment on account of principal or Change of Control Purchase Price of (or premium, if any) or interest on the Debentures may be made.

         (ii) As a result, Prior Trustee did not receive the interest payment scheduled for October 1, 2000 from Cooker. This will result in an Event of Default on the Debenutures under Section 8.01(a) of the Indenture, unless cured no later than 21 business days from October 1, 2000.

         (iii) Additionally, Prior Trustee did not receive from Cooker the payment necessary to redeem Debenutures under
               Section 4.05(b) of the Indenture for a deceased Debentureholder. This has resulted in an Event of Default under Section 8.01(b) of the Indenture and will also result in an Event of Default under Section 8.01(c) of the Indenture if such redemption is not accomplished within ten business days from October 1, 2000.

    Section 4.02   Representations and Warranties of Successor.

a. Successor is a banking corporation and trust company duly organized and existing under the laws of the United States of America with trust powers and is subject to the supervision of the Office of the Comptroller of the Currency.

b. Successor has the corporate power and authority to enter into this Agreement. Upon execution and delivery, this Agreement will constitute a valid and binding obligation of Successor.



        Exhibit 10.28 - Pg. 5


c. Successor is qualified and eligible to serve as Trustee, in accordance with provisions of the Indenture, including but not limited to, Section 9.08 of the Indenture.

Section 4.03   Representations and Warranties of Company.

a. Company is a duly organized and validly existing corporation pursuant to the laws of the State of Ohio.

b. Company has not entered into any amendment or supplement to the Indenture, except as noted, and therefore, the Indenture is in full force and effect.

c. To the best and actual knowledge of Company, the execution of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, any contract, agreement, indenture, or other instrument, (including, without limitation, the Company's certificate of incorporation and by-laws) to which Company is a party, or by which Company or its property is bound, or any judgment, decree, or order of any court, governmental agency, or regulatory body or any law, rule, or regulation applicable to Company or its property.

d. To the best and actual knowledge of Company, the Notes were validly issued by Company.


                           ARTICLE V
                           ---------
                            NOTICES

    Section 5.01 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or by first class United States mail, as follows:

a.     If to Prior Trustee:

       First Union National Bank
       401 South Tryon Street
       12th Floor Charlotte
       North Carolina 28288-1179
       Attn: Staci Marino



        Exhibit 10.28 - Pg. 6


b.     If to Successor:

       Bank One, N.A.
       100 East Broad Street, 8th Floor
       Columbus, OH 43271-0181
       Attention: Jeffery Ayres


c.     If to Company:

       Cooker Restaurant Corporation
       5500 Villace Blvd.
       West Palm Beach, FL 33458
       Attn: Chief Financial Officer

    Intending to be legally bound, the parties hereto have executed this Agreement by their duly authorized corporate officers as of the dates provided below.

                                   FIRST UNION NATIONAL BANK,
                                   as Prior Trustee

                                   By:  _______/s/[illegible]____________
                                   Title:    Vice President
                                   Date:     10/23/00


                                   BANK ONE, N.A.
                                   as Successor Trustee

                                   By:  ________/s/Joseph C. Ludes_______
                                   Title:    Joseph C. Ludes
                                   Date:     10/24/00


                                   COOKER RESTAURANT
                                   CORPORATION
                                   as Company

                                   By:  _____/s/[illegible]_______________
                                   Title:    V.P. CFO
                                   Date:     11-1-00



        Exhibit 10.28 - Pg. 7


                           EXHIBIT A

     NOTICE TO THE HOLDERS OF COOKER RESTAURANT CORPORATION
                      6.75% NOTES DUE 2002
                         (THE "NOTES")

                     CUSIP NO.: 216284AA7

NOTE: THIS NOTICE CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO
THE REGISTERED AND BENEFICIAL OWNERS OF THE SUBJECT SECURITIES.     IF
APPLICABLE, ALL DEPOSITORIES, CUSTODIANS, AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RE-TRANSMITTAL TO BENEFICIAL OWNERS OF THE SECURITIES IN A TIMELY MANNER.

Bank One, N.A., as successor Trustee hereby notifies you of the resignation of First Union National Bank., as Trustee under the Indenture, dated as of October 26, 1992, pursuant to which your Notes were issued and are outstanding.

Cooker Restaurant Corporation has appointed Bank One, N.A. whose Corporate Trust Office is located at 100 East Broad Street, 8th Floor, Columbus, Ohio 43271-0181, as successor Trustee under the Indenture, which appointment has been accepted and became effective as of October ___, 2000.


Dated as of this October ___, 2000


By:   Bank One, N.A.,
        as Successor Trustee



        Exhibit 10.28 - Pg. 8



                            EXHIBIT B


                     CERTIFICATE OF SECRETARY

    I, Margaret A. Epperson do hereby certify that I am the duly appointed qualified and acting Secretary of Cooker Restaurant Corporation, an Ohio corporation; I further certify that the resolution attached hereto as Exhibit B-1 and incorporated herein by this reference, is a true and correct copy of a resolution duly adopted by the Board of Directors of said corporation on October 16, 2000; and I further certify that said resolution remains in full force and effect as of the date of this certificate.


                        Dated this day of Nov. 3, 2000



                                      /s/Margaret A. Epperson
                                     ----------------------------------
                                                 Secretary



        Exhibit 10.28 - Pg. 9



                           EXHIBIT B.1

    RESOLVED, that the resignation of First Union National Bank, a national banking association and trust company, under an Indenture dated as of October 26, 1992, entered into between the Company and First Union National Bank, in connection with the issuance of the Company's 6.75% Notes due 2002 is hereby accepted and Bank One, N.A., a national banking association duly organized and existing under the laws on the United States of America, is hereby appointed as Successor Trustee under said Indenture; and FURTHER RESOLVED, that any officer of the Company is hereby authorized to enter into such agreements as may be necessary to effectuate such appointment of Bank One, N.A., successor-by-merger to NBD Bank, a national banking association duly organized and existing under the laws of the United States of America, as Successor Trustee under said Indenture.




        Exhibit 10.28 - Pg. 10


FIRST UNION [LOGO]
                        NC1179
                        Bond Administration
                        401 South Tyron Street, 12th Floor
                        Charlotte, NC 28288-1179
                        Tel 704 383-1643


October 12, 2000

Cooker Restaurant Corporation
XXXXXXXXX         550 Villace Blvd.
XXXXXXXXX         West Palm Beach, FL 33458

Attn: Chief Financial Officer

Gentlemen:

NOTICE IS HEREBY GIVEN THAT, pursuant to Section 9.09 of the Indenture, dated as of October 26, 1992 (the "Indenture") between Cooker Restaurant Corporation (the "Company") and First Union National Bank, First Union National Bank hereby resigns as Trustee under the Indenture, such resignation to be effective upon the appointment, pursuant to Section
9.09 of the Indenture, of a successor Trustee, and the acceptance of such appointment by such successor Trustee, pursuant to Section 9.10 of the Indenture.

Please acknowledge receipt of this notice by signing two copies and returning them to us.

                                      Very truly yours,

                                      First Union National Bank,
                                      as Trustee

                                      By:____/s/ Staci Egan Marino________
                                         Staci Egan Marino, Vice President


ACKNOWLEDGED:
-------------

Name:  /s/ [illegible]

Title: V.P. CFO



        Exhibit 10.28 - Pg. 11